UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2019

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange

7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2019, Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Operating Partnership”), entered into a Distribution Agreement (a “Distribution Agreement”) with each of JPMorgan Chase Bank, National Association, London Branch, J.P. Morgan Securities LLC, Barclays Bank PLC, Barclays Capital Inc., Bank of America, N.A., BofA Securities, Inc., The Bank of New York Mellon, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, MUFG Securities Americas Inc., The Bank of Nova Scotia, Scotia Capital (USA) Inc., UBS AG, London Branch, and UBS Securities LLC, acting in their respective capacity as Agents (as described below), as Forward Sellers (as described below) and/or as Forward Purchasers (as described below), as applicable, with respect to the issuance and sale of up to 13,000,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) from time to time in “at the market” offerings or certain other transactions (the “ATM Program”). The Company refers to these entities, when acting in their capacity as sales agents, individually as an “Agent” and collectively as “Agents.” The Company refers to these entities, when acting as agents for Forward Purchasers (as described below), individually as a “Forward Seller” and collectively as “Forward Sellers.” The 13,000,000 Shares consist of 13,000,000 Shares that remain unsold under the prospectus supplement dated June 29, 2016 to the prospectus dated June 28, 2016, which expired upon the filing of the automatic shelf registration statement discussed below.

The Distribution Agreement provides that, in addition to the issuance and sale of the Shares through the Agents, the Company also may enter into forward sale agreements under separate master forward sale confirmation agreements (each, a “Master Forward Sale Confirmation”) and related supplemental confirmations between the Company and a Forward Seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with each particular forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of Shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver Shares (in the case of net share settlement).

The Distribution Agreement provides that each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Agent under the Distribution Agreement. In connection with each forward sale, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed Shares sold by it as a Forward Seller.

The Shares will be issued pursuant to the prospectus supplement filed on June 6, 2019 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-231967) filed on June 5, 2019 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Distribution Agreement and the form of Master Forward Sale Confirmation are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report. The descriptions of the Distribution Agreement and the form of Master Forward Sale Confirmation do not purport to be complete and are qualified in their entirety by reference to the Distribution Agreement and the form of Master Forward Sale Confirmation filed herewith as exhibits to the Current Report.

Item 7.01. Regulation FD Disclosure.

Automatic Shelf Registration & Share Repurchase Program

The automatic shelf registration statement referred to above was filed to replace the Company’s automatic shelf registration that was scheduled to expire on June 28, 2019. The Company also maintains a share repurchase program with authorization for the repurchase of up to 13 million Shares.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Distribution Agreement, dated June 6, 2019, among the Company, the Operating Partnership, JPMorgan Chase Bank, National Association, London Branch, J.P. Morgan Securities LLC, Barclays Bank PLC, Barclays Capital Inc., Bank of America, N.A., BofA Securities, Inc., The Bank of New York Mellon, BNY Mellon Capital Markets, LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, MUFG Securities Americas Inc., The Bank of Nova Scotia, Scotia Capital (USA) Inc., UBS AG, London Branch and UBS Securities LLC

1.2	Form of Master Forward Sale Confirmation

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: June 6, 2019	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: June 6, 2019	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary